UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2012

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
U.S. Government Obligations–1.1%
U.S. Treasury Nts., 1.625%, 11/15/22[1,2] (Cost $136,183,719)	$137,300,000		$135,648,144
Foreign Government Obligations–68.1%
Australia–4.7%
New South Wales Treasury Corp. Bonds:
Series 14, 5.50%, 8/1/14	30,995,000	AUD	33,500,942
Series 15, 6%, 4/1/25	22,680,000	AUD	25,073,062
Series 17, 5.50%, 3/1/17	22,140,000	AUD	25,028,636
Queensland Treasury Corp. Nts.:
Series 15, 6%, 10/14/15	45,325,000	AUD	50,793,869
Series 17, 6%, 9/14/17	36,260,000	AUD	42,012,115
Series 20, 6.25%, 2/21/20	56,440,000	AUD	66,804,418
Series 21, 6%, 6/14/21	102,560,000	AUD	123,128,234
Series 22, 6%, 7/21/22	7,360,000	AUD	8,679,560
Series 24, 5.75%, 7/22/24	37,780,000	AUD	43,748,994
Series 33, 6.50%, 3/14/33	55,000,000	AUD	68,660,187
Victoria Treasury Corp. Nts.:
5.50%, 11/17/26	22,680,000	AUD	26,476,322
Series 1116, 5.75%, 11/15/16	55,175,000	AUD	62,541,751
Western Australia Treasury Corp. Nts., Series 15, 7%, 4/15/15	22,685,000	AUD	25,617,558

			602,065,648
Belgium–1.1%
Belgium (Kingdom of) Bonds, Series 58, 3.75%, 9/28/20	90,955,000	EUR	138,971,700
Bolivia–0.0%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/31/22	5,860,000		5,728,150
Brazil–5.0%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/14	250,390,000	BRR	125,414,439
9.762%, 1/1/17	247,675,000	BRR	127,413,952
9.762%, 1/1/21	421,060,000	BRR	217,014,853
12.994%, 5/15/45[3]	32,095,000	BRR	47,954,983
Series NTNF, 10%, 1/1/23	74,195,000	BRR	38,142,653
Series NTNB, 12.792%, 8/15/50[3]	29,690,000	BRR	45,347,637
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 10%, 1/1/18	98,190,000	BRR	50,701,305

			651,989,822
Canada–1.1%
Canada (Government of) Nts., 3.75%, 6/1/19	66,760,000	CAD	76,104,521
Canada (Government of) Treasury Bills, 1.022%, 3/28/13[4]	60,060,000	CAD	60,247,480

			136,352,001
Colombia–0.6%
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	52,935,000		72,944,430
Costa Rica–0.2%
Costa Rica (Republic of) Sr. Unsec. Unsub. Nts., 4.25%, 1/26/23[5]	22,515,000		22,830,210
Croatia–0.3%
Croatia (Republic of) Unsec. Nts.:
6.25%, 4/27/17[5]	19,015,000		20,897,485
6.375%, 3/24/21[5]	10,035,000		11,464,988
6.75%, 11/5/19[5]	9,660,000		11,121,075

			43,483,548

1	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Denmark–0.3%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	200,885,000	DKK	43,605,156
Finland–0.2%
Finland (Republic of) Unsec. Bonds, 1.625%, 9/15/22	18,415,000	EUR	24,543,432
France–3.5%
France (Republic of) Bonds:
3.25%, 10/25/21	38,425,000	EUR	56,887,969
3.75% 10/25/19	81,280,000	EUR	124,968,751
4%, 4/25/60	18,705,000	EUR	29,661,893
4.50%, 4/25/41	37,695,000	EUR	64,270,622
France (Republic of) Treasury Nts., 1%, 7/25/17	132,685,000	EUR	178,208,425

			453,997,660
Germany–1.7%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	29,590,000	EUR	42,191,762
Germany (Federal Republic of) Sec. Bonds, Series 164, 0.50%, 10/13/17	88,460,000	EUR	117,910,548
Germany (Federal Republic of) Unsec. Bonds, 1.50%, 9/4/22	43,670,000	EUR	58,657,756

			218,760,066
Hungary–1.9%
Hungary (Republic of) Bonds:
6.75%, 11/24/17	7,194,000,000	HUF	33,898,857
Series 14/D, 6.75%, 8/22/14	4,068,000,000	HUF	18,878,641
Series 15C, 7.75%, 8/24/15	11,004,000,000	HUF	52,464,439
Series 15/A, 8%, 2/12/15	2,023,000,000	HUF	9,670,713
Series 16/C, 5.50%, 2/12/16	2,751,000,000	HUF	12,429,829
Series 17/B, 6.75%, 2/24/17	6,121,000,000	HUF	28,720,151
Series 19/A, 6.50%, 6/24/19	4,392,000,000	HUF	20,600,441
Series 20/A, 7.50%, 11/12/20	4,079,000,000	HUF	20,315,641
Series 22A, 7%, 6/24/22	3,009,000,000	HUF	14,623,624
Series 23A, 6%, 11/24/23	2,027,000,000	HUF	9,130,310
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	925,000		1,073,000
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	2,435,000	EUR	3,348,125
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	3,875,000		4,297,375
Hungary (Republic of) Treasury Bills:
6.655%, 5/29/13[4]	984,000,000	HUF	4,373,429
6.691%, 4/17/13[4]	1,313,000,000	HUF	5,870,962
7.006%, 2/20/13[4]	1,967,000,000	HUF	8,856,395

			248,551,932
Indonesia–0.4%
Indonesia (Republic of) Nts., 5.25%, 1/17/42[5]	8,065,000		9,405,806
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[5]	9,060,000		10,452,975
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[5]	4,520,000		6,847,800
Indonesia (Republic of) Unsec. Nts., 3.75%, 4/25/22[5]	18,840,000		20,135,250

			46,841,831

2	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Ireland–0.3%
Ireland (Republic of) Treasury Bonds, 4.40%, 6/18/19	32,895,000	EUR	$43,900,583
Israel–0.2%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/22	25,990,000		28,321,355
Italy–3.7%
Italy (Republic of) Bonds:
4%, 9/1/20	33,645,000	EUR	44,756,377
4.50%, 3/1/19	97,345,000	EUR	134,687,395
5%, 3/1/22	17,715,000	EUR	24,662,105
5%, 9/1/40	36,870,000	EUR	48,763,057
Series EU, 1.216%, 10/15/17[6]	22,685,000	EUR	27,598,746
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	4,391,000,000	JPY	52,577,505
Italy (Republic of) Treasury Bills, 1.548%, 1/31/13[4]	77,470,000	EUR	102,221,133
Italy (Republic of) Treasury Bonds:
3.50%, 11/1/17	18,930,000	EUR	25,249,062
5.75%, 2/1/33	15,815,000	EUR	22,770,510

			483,285,890
Ivory Coast–0.1%
Ivory Coast Bonds, 3.75%, 12/31/32	17,660,000		16,600,400
Japan–12.4%
Japan Bonds:
2 yr., 0.10%, 5/15/14	32,872,000,000	JPY	379,440,432
5 yr., 0.30%, 3/20/17	20,141,000,000	JPY	234,074,757
10 yr., Series 301, 1.50%, 6/20/19	20,067,000,000	JPY	248,866,239
10 yr., 1.10%, 3/20/21	8,329,000,000	JPY	100,109,225
20 yr., Series 112, 2.10%, 6/20/29	25,351,000,000	JPY	318,140,931
30 yr., 2%, 3/20/42	15,372,000,000	JPY	179,336,156
Japan Sr. Unsec. Bonds, Series 134, 1.80%, 3/20/32	12,268,000,000	JPY	143,747,088

			1,603,714,828
Kazakhstan–0.1%
Development Bank of Kazakhstan Sr. Unsec. Bonds, 4.125%, 12/10/22[5]	12,225,000		12,377,813
Latvia–0.2%
Latvia (Republic of) Nts., 5.25%, 2/22/17[5]	18,660,000		20,964,510
Lithuanua–0.2%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[5]	18,535,000		23,772,064
Malaysia–1.4%
Central Bank of Malaysia Treasury Bills:
Series 5312, 2.984%, 1/22/13[4]	131,150,000	MYR	42,816,658
Series 5612, 3%, 2/7/13[4]	131,150,000	MYR	42,756,616
Series 6212 2.968%, 2/28/13[4]	65,570,000	MYR	21,341,255
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	79,670,000	MYR	27,086,523
Series 0210, 4.012%, 9/15/17	63,445,000	MYR	21,449,120
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[5]	18,635,000		21,554,527

			177,004,699

3	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Mexico–2.4%
United Mexican States Bonds:
Series M, 6.50%, 6/10/21[6]	516,050,000	MXN	$43,344,399
Series M20, 7.50%, 6/3/27[6]	857,330,000	MXN	77,327,302
Series M10, 7.75%, 12/14/17	785,815,000	MXN	67,819,622
Series M, 8%, 6/11/20	391,730,000	MXN	35,714,425
Series M20, 8.50%, 5/31/29[6]	447,760,000	MXN	43,683,714
United Mexican States Treasury Bills, 4.552%, 4/4/13[4]	516,700,000	MXN	39,532,669

			307,422,131
Mongolia–0.0%
Mongolia (Government of) Sr. Unsec. Bonds, 5.125%, 12/5/22	2,920,000		2,876,200
Nigeria–0.9%
Nigeria (Federal Republic of) Treasury Bills:
13.662%, 9/5/13[4]	2,956,000,000	NGN	17,457,059
13.779%, 9/26/13[4]	1,473,000,000	NGN	8,656,410
14.326%, 6/6/13[4]	657,000,000	NGN	4,002,150
15.149%, 3/7/13[4]	368,000,000	NGN	2,304,736
15.205%, 3/28/13[4]	1,320,000,000	NGN	8,202,200
Series 364, 15.572%, 4/25/13[4]	989,000,000	NGN	6,084,272
Series 364, 16.895%, 2/7/13[4]	1,312,000,000	NGN	8,289,177
Nigeria (Federal Republic of) Treasury Bonds:
7%, 10/23/19	2,574,000,000	NGN	12,859,285
16%, 6/29/19	2,616,000,000	NGN	19,756,957
16.39%, 1/27/22	4,155,000,000	NGN	33,075,024

			120,687,270
Peru–1.9%
Peru (Republic of) Bonds, 7.35%, 7/21/25	27,875,000		40,530,250
Peru (Republic of) Sr. Unsec. Bonds:
6.95%, 8/12/31[5]	131,050,000	PEN	64,711,232
8.20%, 8/12/26[5]	85,175,000	PEN	46,895,470
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[5]	128,105,000	PEN	63,377,471
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	19,030,000		24,767,545

			240,281,968
Philippines–0.1%
Philippines (Republic of the) Sr. Unsec. Bonds, 5%, 1/13/37	5,760,000		7,020,000
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	6,605,000		9,296,538

			16,316,538
Poland–1.2%
Poland (Republic of) Bonds:
5.25%, 10/25/20	139,210,000	PLZ	50,537,528
Series WS0922, 5.75%, 9/23/22	117,260,000	PLZ	44,444,993
Series 0415, 5.50%, 4/25/15	78,195,000	PLZ	26,598,982
Series 1017, 5.25%, 10/25/17	108,310,000	PLZ	38,170,059

			159,751,562

4	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Portugal–0.2%
Portuguese (Republic) Sr. Unsec. Bonds:
4.10%, 4/15/37	11,440,000	EUR	$10,141,675
4.95%, 10/25/23	8,805,000	EUR	9,950,371

			20,092,046
Qatar–0.3%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[5]	8,495,000		10,172,763
Qatar (State of) Sr. Unsec. Nts.:
5.75%, 1/20/42[5]	10,280,000		13,415,400
6.40%, 1/20/40[5]	7,360,000		10,327,552

			33,915,715
Romania–0.3%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[5]	36,265,000		44,197,969
Russia–3.5%
Russian Federation Bonds:
7.50%, 3/15/18[6]	1,622,200,000	RUR	55,714,383
7.50%, 2/27/19[6]	2,015,900,000	RUR	69,578,638
7.60%, 4/14/21[6]	2,194,600,000	RUR	76,098,215
Series 6206, 7.40%, 6/14/17[6]	3,550,200,000	RUR	120,759,904
Russian Federation Unsec. Bonds:
5.625%, 4/4/42[5]	12,545,000		15,618,525
Series 9, 7.90%, 3/18/21[6]	398,800,000	RUR	13,040,102
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.693%, 9/17/32[6]	385,400,000	RUR	12,745,119
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/5/22[5]	36,955,000		43,144,963
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts.:
6.80%, 11/22/25[5]	20,025,000		24,630,750
6.902%, 7/9/20[5]	12,615,000		15,422,468

			446,753,067
Serbia–0.1%
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[5]	11,660,000		12,155,550
Slovakia–0.2%
Slovakia (Republic of) Bonds, 4.375%, 5/21/22[5]	24,950,000		27,303,284
Slovenia–0.1%
Slovenia (Republic of) Sr. Unsec. Bonds, 5.50%, 10/26/22[5]	9,670,000		10,177,675
South Africa–2.3%
South Africa (Republic of) Bonds:
Series R208, 6.75%, 3/31/21	1,381,495,000	ZAR	166,932,343
Series R207, 7.25%, 1/15/20	1,065,430,000	ZAR	132,676,857

			299,609,200
Spain–1.8%
Comunidad De Madrid Sr. Unsec. Nts., 4.30%, 9/15/26	25,290,000	EUR	23,581,957
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	75,000,000	NOK	12,882,916
Spain (Kingdom of) Bonds:
5.50%, 7/30/17	48,470,000	EUR	67,842,645

5	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
5.85%, 1/31/22	52,895,000	EUR	$72,957,537
Spain (Kingdom of) Sr. Unsec. Bonds, 4.30%, 10/31/19	27,205,000	EUR	35,316,945
Spain (Kingdom of) Unsec. Bonds, 3.30%, 10/31/14	13,260,000	EUR	17,639,511

			230,221,511
Sri Lanka–0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[5]	8,755,000		9,564,838
6.25% 7/27/21[5]	10,990,000		12,028,874

			21,593,712
The Netherlands–1.1%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/19	90,315,000	EUR	142,505,411
Turkey–7.0%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	18,150,000		24,570,563
7%, 3/11/19	8,515,000		10,620,334
9%, 3/5/14	337,955,000	TRY	196,546,042
9%, 3/8/17	369,355,000	TRY	227,437,130
9.50%, 1/12/22[6]	211,095,000	TRY	142,173,627
10.006%, 7/17/13[4]	186,775,000	TRY	101,419,364
10.50%, 1/15/20[6]	10,760,000	TRY	7,392,279
15.959%, 8/14/13[3]	21,120,000	TRY	17,468,499
Turkey (Republic of) Nts., 7.50%, 7/14/17	10,900,000		13,308,355
Turkey (Republic of) Unsec. Bonds:
5.396%, 2/11/15[3,6]	20,680,000	TRY	15,599,064
6.25%, 9/26/22	20,630,000		25,766,870
7.50%, 9/24/14	131,050,000	TRY	75,315,459
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	7,625,000		8,787,813
6%, 1/14/41	25,290,000		31,644,113

			898,049,512
Ukraine–0.1%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[5]	5,710,000		5,895,575
Ukraine (Republic of) Sr. Unsec. Nts., 7.95%, 2/23/21[5]	8,455,000		8,793,200

			14,688,775
United Arab Emirates–0.4%
Emirates of Dubai Sr. Unsec. International Bonds:
5.591%, 6/22/21	17,615,000		19,306,040
6.45%, 5/2/22	6,490,000		7,609,525
7.75%, 10/5/20	19,690,000		24,907,850

			51,823,415
United Kingdom–2.6%
United Kingdom Treasury Bonds:
3.75%, 9/7/21	29,120,000	GBP	55,579,753
4%, 9/7/16	57,810,000	GBP	105,731,756
4.75%, 12/7/38	80,370,000	GBP	172,336,394

			333,647,903

6	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Uruguay–0.6%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	$20,565,000		$31,958,010
Uruguay (Oriental Republic of) Sr. Unsec. Bonds, 4.702%, 12/15/28[3]	489,300,000	UYU	33,500,597
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	8,843,907		12,885,573

			78,344,180
Venezuela–1.2%
Venezuela (Republic of) Bonds:
9%, 5/7/23	38,995,000		38,020,125
11.95%, 8/5/31	23,805,000		27,197,213
Venezuela (Republic of) Nts., 8.25%, 10/13/24	15,200,000		14,060,000
Venezuela (Republic of) Sr. Unsec. Bonds, 11.75%, 10/21/26	6,470,000		7,327,275
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22	7,900,000		9,243,000
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	15,685,000		12,626,425
7.65%, 4/21/25	25,680,000		22,726,800
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[5]	21,165,000		24,022,275

			155,223,113

Total Foreign Government Obligations (Cost $8,386,037,814)			8,788,245,435
Loan Participations–0.1%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19 (Cost $14,897,692)	13,530,000		15,018,300
Corporate Bonds and Notes–22.2%
Consumer Discretionary–0.1%
Automobiles–0.1%
Jaguar Land Rover plc, 8.25% Sr. Nts., 3/15/20[5]	8,855,000	GBP	16,029,810
Consumer Staples–0.2%
Beverages–0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[6]	11,985,000	BRR	6,621,749
Food Products–0.1%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[5]	21,645,000		22,997,813
Energy–4.8%
Energy Equipment & Services–0.1%
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[5]	8,810,000		9,206,450
Oil, Gas & Consumable Fuels–4.7%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]	13,710,000		15,085,799
Empresa Nacional del Petroleo, 4.75% Sr. Unsec. Unsub. Nts., 12/6/21[5]	1,290,000		1,387,431
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[5]	29,490,000		38,552,277
8.146% Sr. Sec. Nts., 4/11/18[5]	28,435,000		35,216,748
8.625% Sr. Sec. Nts., 4/28/34[5]	18,065,000		26,088,931
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[5]	39,115,000		51,974,056
Gazprom Neft OAO Via GPN Capital SA, 4.375% Sr. Unsec. Nts., 9/19/22[5]	22,000,000		22,605,000

7	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[5]	$15,780,000		$17,010,840
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[5]	13,930,000		17,116,488
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[5]	25,110,000		33,302,138
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[5]	28,200,000		32,747,250
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[5]	20,000,000		24,450,000
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[5]	6,555,000		8,046,263
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[5]	23,970,000		24,140,379
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[5]	5,073,950		5,720,879
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	32,350,000		41,246,250
Pertamina Persero PT:
5.25% Nts., 5/23/21[5]	11,670,000		13,128,750
6% Sr. Unsec. Nts., 5/3/42[5]	11,880,000		13,439,250
6.50% Sr. Unsec. Nts., 5/27/41[5]	8,770,000		10,480,150
Petroleos de Venezuela SA:
5.125% Sr. Unsec. Nts., 10/28/16	5,255,000		4,624,400
8.50% Sr. Nts., 11/2/17[5]	24,460,000		24,215,400
12.75% Sr. Unsec. Nts., 2/17/22[5]	14,380,000		16,199,070
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	14,750,000		17,309,125
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	32,350,000		35,665,875
6% Sr. Unsec. Unsub. Nts., 3/5/20	17,895,000		21,474,000
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[5]	21,160,000		28,333,240
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199% Sr. Unsec. Nts., 3/6/22[5]	11,160,000		11,383,200
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[5]	17,860,000		19,110,200
Tengizchevroil LLP, 6.124% Nts., 11/15/14[5]	3,682,637		3,832,631

			613,886,020
Financials–9.0%
Capital Markets–0.4%
Banco BTG Pactual SA (Cayman), 5.75% Unsec. Sub. Nts., 9/28/22[5]	12,030,000		12,360,825
Deutsche Bank Capital Funding Trust IV, 5.33% Unsec. Sub. Nts., 9/19/49[6]	11,000,000	EUR	11,689,388
UBS AG (Jersey Branch):
4.28% Unsec. Sub. Nts., 4/29/49	6,195,000	EUR	7,849,709
7.152% Unsec. Sub. Nts., 12/29/49	4,420,000	EUR	6,373,254
UBS Capital Securities Jersey Ltd., 8.836% Sub. Nts., 4/29/49	8,840,000	EUR	11,843,453

			50,116,629
Commercial Banks–6.9%
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[5]	14,505,000		16,245,600

8	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Commercial Banks Continued
Banco Bilbao Vizcaya Argentaria SA, 4% Sec. Nts., 2/25/25	6,280,000	EUR	$8,008,965
Banco BMG SA:
8.875% Unsec. Sub. Nts., 8/5/20[5]	3,140,000		2,433,500
9.15% Nts., 1/15/16[5]	9,220,000		9,081,700
9.95% Unsec. Unsub. Nts., 11/5/19[5]	9,060,000		7,565,100
Banco do Brasil SA (Cayman):
3.875% Sr. Unsec. Nts., 10/10/22	11,275,000		11,387,750
9.25% Perpetual Jr. Sub. Bonds[5,7]	62,000,000		77,035,000
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[5]	26,015,000		28,616,500
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[5]	17,155,000		17,498,100
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	11,430,000		11,944,350
Bank of Scotland plc:
4.875% Sr. Sec. Nts., 12/20/24	7,625,000	GBP	14,805,969
4.875% Sr. Sec. Unsub. Nts., 11/8/16	4,535,000	GBP	8,364,993
Barclays Bank plc:
4.75% Sub. Nts., 3/15/49	12,320,000	EUR	12,496,767
6% Sr. Unsec. Sub. Nts., 1/14/21	3,535,000	EUR	5,292,608
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[5]	8,585,000		9,185,950
BBVA US Senior SAU, 4.664% Sr. Unsec. Nts., 10/9/15	22,010,000		22,580,059
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[5]	32,600,000		34,637,500
Caixa Economica Federal, 2.375% Sr. Unsec. Nts., 11/6/17[5]	16,145,000		16,064,275
Corp Andina de Fomento, 4.375% Sr. Unsec. Unsub. Nts., 6/15/22	13,150,000		14,288,580
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[5]	19,415,000		21,405,038
EUROFIMA Bonds, 6.25%, 12/28/18	31,010,000	AUD	35,575,375
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[5]	11,455,000		11,626,825
Halyk Savings Bank of Kazakhstan JSC, 7.25% Unsec. Unsub. Nts., 5/3/17[5]	4,745,000		5,214,755
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[5,6]	12,290,000		12,458,988
Lloyds TSB Bank plc:
6% Sr. Sec. Nts., 2/8/29	13,525,000	GBP	29,037,192
11.875% Unsec. Sub. Nts., 12/16/21	22,105,000	EUR	36,763,568
Norddeutsche Landesbank Girozentrale, 0.875% Sec. Nts., 10/16/15[5]	17,590,000		17,638,161
PKO Finance AB, 4.63% Sr. Unsec. Nts., 9/26/22[5]	18,000,000		18,990,000
Royal Bank of Scotland NV, 6.50% Unsec. Sub. Nts., 5/17/18[6]	8,795,000	AUD	7,954,782
Royal Bank of Scotland plc (The):
2.375% Sr. Unsec. Sub. Nts., 11/2/15	2,650,000	CHF	2,779,439
13.125% Unsec. Sub. Nts., 3/19/22	10,550,000	AUD	13,112,623
Sberbank of Russia Via SB Capital SA:
5.125% Sub. Nts., 10/29/22[5]	22,470,000		23,003,663
5.40% Sr. Unsec. Nts., 3/24/17	6,765,000		7,412,072
6.125% Sr. Nts., 2/7/22[5]	22,380,000		25,625,100
Societe Generale SA, 2.75% Sr. Unsec. Nts., 10/12/17	17,610,000		17,926,857
Sparebank 1 Boligkreditt AS, 1.75% Sec. Nts., 11/15/19[5]	21,960,000		21,707,460

9	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Commercial Banks Continued
Stadshypotek AB:
1.875% Sec. Nts., 10/2/19[5]	$22,010,000		$22,016,471
6% Sec. Unsub. Bonds, 6/21/17	169,680,000	SEK	30,746,857
State Bank of India (London), 4.125% Sr. Unsec. Unsub. Nts., 8/1/17[5]	20,525,000		21,151,587
Sumitomo Mitsui Banking Corp., 1.80% Sr. Unsec. Nts., 7/18/17	13,250,000		13,512,363
Toronto-Dominion Bank (The), 1.50% Sec. Bonds, 3/13/17[5]	18,130,000		18,568,873
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[5]	10,250,000		10,967,500
Turkiye Is Bankasi:
3.875% Sr. Unsec. Nts., 11/7/17[5]	13,970,000		14,298,295
6% Sub. Nts., 10/24/22[5]	23,865,000		25,267,069
VTB Bank OJSC Via VTB Capital SA, 6.95% Sub. Nts., 10/17/22[5]	38,455,000		41,531,400
VTB Capital SA:
6.315% Nts., 2/22/18[5]	6,560,000		7,224,528
6.465% Sr. Sec. Unsub. Nts., 3/4/15[5]	6,640,000		7,144,640
Westpac Banking Corp., 1.25% Sec. Nts., 12/15/17[5]	17,570,000		17,561,443
Yapi ve Kredi Bankasi AS:
5.50% Unsec. Sub. Nts., 12/6/22[5]	8,925,000		9,014,250
6.75% Sr. Unsec. Nts., 2/8/17[5]	9,315,000		10,479,375

			885,249,815
Consumer Finance–0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12[8]	14,000,000		1,050,000
Diversified Financial Services–1.5%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[5]	18,487,974		19,429,012
Banco Invex SA, 31.938% Mtg.-Backed Certificates, Series 062U, 3/13/34[3,8]	27,603,725	MXN	1,378,677
Caisse Centrale Desjardins du Quebec, 1.60% Sec. Bonds, 3/6/17[5]	18,125,000		18,605,385
Caixa Economica Federal, 3.50% Sr. Unsec. Nts., 11/7/22[5]	12,915,000		13,141,013
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[5]	19,085,000		21,785,528
ING Bank NV, 2.625% Sr. Sec. Nts., 12/5/22[5]	35,115,000		34,866,386
Instituto de Credito Oficial:
5% Sr. Unsec. Unsub. Nts., 11/14/16	22,550,000		22,883,627
5% Sr. Unsec. Unsub. Nts., 4/10/17	44,235,000		44,798,112
JPMorgan Hipotecaria su Casita:
8.293% Sec. Nts., 8/26/35[3,9]	34,101,099	MXN	263,812
29.71% Mtg.-Backed Certificates, Series 06U, 9/25/35[3,6]	9,557,194	MXN	1,406,535
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[5]	8,755,000		8,864,438
Rabobank Capital Funding Trust IV, 5.556% Unsec. Sub. Nts., 10/29/49[5]	7,030,000	GBP	11,501,386

			198,923,911
Insurance–0.0%
Swiss Reinsurance Co. via ELM BV, 4.455% Sr. Sec. Sub. Nts., 5/25/49[6]	4,405,000	AUD	3,999,910

10	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Real Estate Management & Development–0.1%
BR Malls International Finance Ltd., 8.50% Sr. Unsec. Unsub. Nts., 1/29/49[5]	$5,910,000		$6,530,550
Thrifts & Mortgage Finance–0.1%
Credit Mutuel/CIC Home Loan SFH, 1.50% Sec. Nts., 11/16/17[5]	13,175,000		13,069,811
Industrials–0.8%
Aerospace & Defense–0.1%
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	10,320,000		11,326,200
Construction & Engineering–0.5%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[9]	13,937,286		17,195,824
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[5]	7,080,000		7,522,500
Odebrecht Finance Ltd.:
6% Sr. Unsec. Unsub. Nts., 4/5/23[5]	9,238,000		10,727,628
7.125% Sr. Nts., 6/26/42[5]	23,550,000		27,435,750

			62,881,702
Industrial Conglomerates–0.1%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	20,805,000	AUD	23,380,147
Road & Rail–0.1%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[5]	7,250,000		8,808,750
Materials–2.0%
Chemicals–0.3%
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[5]	22,300,000		23,136,250
5.75% Sr. Unsec. Nts., 4/15/21[5]	9,000,000		9,517,500
Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[5]	5,735,000		6,193,800
6.75% Sr. Unsec. Nts., 9/19/42[5]	4,590,000		5,163,750

			44,011,300
Construction Materials–0.3%
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[5]	13,650,000		15,288,000
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[5]	11,845,000		13,384,850
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[5]	9,035,000		9,825,563

			38,498,413
Metals & Mining–1.4%
Alrosa Co. Ltd., 8.25% Sr. Unsec. Nts., 6/23/15[6]	182,270,000	RUR	5,992,741
Alrosa Finance SA, 7.75% Nts., 11/3/20[5]	21,540,000		25,094,100
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[5]	9,050,000		7,828,250
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[5]	8,655,000		9,736,875
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[5]	24,425,000		26,623,250
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[5]	10,305,000		10,047,375
Gerdau Holdings, Inc., 7% Sr. Unsec. Nts., 1/20/20[5]	5,000,000		5,837,500
Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[5]	13,000,000		14,365,000
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[5]	6,695,000		7,079,963
Novolipetsk Steel OJSC, 4.95% Nts., 9/26/19[5]	11,455,000		11,644,981

11	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Metals & Mining Continued
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[5]	$11,170,000		$11,393,400
Severstal OAO Via Steel Capital SA, 5.90% Sr. Unsec. Nts., 10/17/22[5]	14,810,000		15,013,638
Vale SA, 5.625% Sr. Unsec. Nts., 9/11/42	25,000,000		27,188,025

			177,845,098
Telecommunication Services–2.4%
Diversified Telecommunication Services–1.0%
Brasil Telecom SA:
5.75% Sr. Unsec. Nts., 2/10/22[5]	25,000,000		26,125,000
9.75% Sr. Unsec. Nts., 9/15/16[5]	30,440,000	BRR	15,684,591
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[5]	9,020,000		9,189,125
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[5]	10,145,000		10,166,639
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[5]	39,615,000		41,397,675
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[5]	20,000,000		20,350,000

			122,913,030
Wireless Telecommunication Services–1.4%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	256,800,000	MXN	20,491,334
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	140,800,000	MXN	12,047,205
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]	9,000,000		9,945,000
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[5]	16,520,000		20,918,450
Vimpel Communications:
8.85% Sr. Unsec. Nts., 3/8/22[6]	199,300,000	RUR	6,551,029
8.85% Sr. Unsec. Nts., 3/8/22[6]	199,300,000	RUR	6,547,767
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[5]	11,255,000		13,027,663
9.125% Sr. Unsec. Nts., 4/30/18[5]	40,185,000		48,875,006
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[5]	25,585,000		29,390,769
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[5]	16,010,000		16,850,525

			184,644,748
Utilities–2.9%
Electric Utilities–2.2%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[5]	17,890,000		22,094,150
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[5]	6,530,000		2,938,500
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[5]	12,635,000		15,920,100
Eskom Holdings Ltd.:
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	294,000,000	ZAR	34,786,781
10% Nts., Series ES23, 1/25/23	368,000,000	ZAR	52,141,227
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[5]	11,170,000		12,070,972
7.25% Nts., 1/15/19[5]	68,215,000		74,155,640

12	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Electric Utilities Continued
Majapahit Holding BV:
7.75% Nts., 10/17/16[5]	$13,760,000		$16,322,800
8% Sr. Unsec. Nts., 8/7/19[5]	10,500,000		13,335,000
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	665,100,000	PHP	17,394,354
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[5]	17,710,000		20,100,850

			281,260,374
Energy Traders–0.4%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[5]	19,890,000		22,205,335
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[5]	15,005,000		17,143,213
Perusahaan Listrik Negara PT, 5.25% Sr. Unsec. Nts., 10/24/42[5]	12,675,000		13,118,625

			52,467,173
Gas Utilities–0.2%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[5]	8,760,000		9,876,900
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[5]	12,755,000		14,158,050

			24,034,950
Multi-Utilities–0.1%
Abu Dhabi National Energy Co., 3.625% Sr. Unsec. Unsub. Nts., 1/12/23[5]	8,380,000		8,673,300

Total Corporate Bonds and Notes (Cost $2,692,481,388)			2,868,427,653
Corporate Loans–0.0%
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 9/17/13[8] (Cost $5,543,125)	15,837,500		5,493,909
Structured Securities–3.7%
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[9]	11,920,000,000	COP	8,768,681
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	86,317,000,000	COP	66,463,260
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[9]	6,450,000,000	COP	4,966,438
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	26,964,000,000	COP	20,593,629
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	220,242,600	RUR	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	64,600,000	RUR	—
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[4,9]	4,129,672		2,986,691
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[4,9]	5,261,837		3,805,503
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[4,9]	4,542,753		3,285,442
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[4,9]	4,060,649		2,936,771
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[4,9]	5,055,838		3,656,519

13	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[4,9]	$5,770,471		$4,173,361
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[4,9]	4,609,931		3,334,027
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[4,9]	4,333,139		3,133,844
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.34%, 5/22/15[6,9]	1,273,571	MXN	92,841
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.34%, 5/22/15[6,9]	2,228,143	MXN	162,427
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.34%, 5/22/15[6,9]	33,594,990	MXN	2,449,004
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.34%, 5/22/15[6,9]	2,448,357	MXN	178,480
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.34%, 5/22/15[6,9]	1,778,777	MXN	129,669
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.34%, 5/22/15[6,9]	1,136,016	MXN	82,813
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.34%, 5/22/15[6,9]	209,208	MXN	15,251
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[9]	105,210,000,000	COP	81,006,341
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37[4,9]	2,839,000,000	MXN	22,006,901
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.559%, 12/20/17[6,9]	42,470,000		39,072,400
Series 2008-01, 9.888%, 8/2/10[4,8,9]	63,164,246	BRR	—
HSBC Bank plc, Serbia (Republic of) Credit Linked Nts., 12.168%, 6/16/14[4,5]	1,287,000,000	RSD	12,662,254
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16[4,9]	68,635,000,000	COP	33,284,285
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16[4,9]	90,697,000,000	COP	41,960,836
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[9]	12,645,000,000	COP	9,657,288
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20[9]	45,193,500,000	COP	34,515,353
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[4,8]	1,426,420		142,642
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[9]	13,289,000,000	COP	8,468,259
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[9]	26,120,000	PEN	10,121,564
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	252,396,356	RUR	3,946,477
Morgan Stanley Capital Services, Inc.:
Brazil (Federative Republic of) Credit Linked Nts., 12.551%, 1/5/22[4,9]	173,500,000	BRR	24,573,871
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[9]	11,760,000		11,228,448
Standard Bank plc:
Serbia (Republic of) Credit Linked Nts., 11.30%, 1/7/14[4,9,13]	318,000,000	RSD	3,333,695
Serbia (Republic of) Credit Linked Nts., 12.405%, 2/3/14[4,9]	317,000,000	RSD	3,293,754

Total Structured Securities (Cost $465,301,676)			470,489,019

	Expiration Date	Strike Price		Contracts
Options Purchased–0.5%
Brazilian Real (BRR) Call[10]	1/15/13	1USD per 2.041	BRR	204,100,000	539,310
Brazilian Real (BRR) Call[10]	1/15/13	1USD per 2.041	BRR	204,100,000	539,310
Brazilian Real (BRR) Call[10]	2/7/13	1USD per 2.021	BRR	130,090,000	314,031

14	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Expiration Date	Strike Price		Contracts	Value
Canadian Dollar (CAD) Put[10]	3/21/13	1AUD per 1.030	CAD	50,000,000	$269,416
Canadian Dollar (CAD) Put[10]	3/21/13	1AUD per 1.009	CAD	50,000,000	245,608
Euro (EUR) Call[10]	1/18/13	1EUR per 1.330	USD	68,700,000	365,548
Euro (EUR) Call[10]	2/28/13	1EUR per 1.254	AUD	87,810,000	1,102,261
Euro (EUR) Call[10]	3/11/13	1EUR per 1.335	USD	150,000,000	1,867,935
Euro (EUR) Call[10]	3/11/13	1EUR per 1.335	USD	150,000,000	1,867,935
Euro (EUR) Call[10]	3/14/13	1EUR per 1.352	USD	100,000,000	756,304
Euro (EUR) FX Futures, 3/18/13 Call[10]	1/7/13	1.340		293	51,275
Euro (EUR) FX Futures, 3/18/13 Call[10]	1/7/13	1.350		167	9,394
Euro (EUR) FX Futures, 3/18/13 Call[10]	1/7/13	1.370		167	1,044
Euro (EUR) Put[10]	1/3/13	1EUR per 1.275	USD	250,000,000	5
Euro (EUR) Put[10]	2/5/13	1EUR per 2.275	TRY	138,175,000	13,056
Euro (EUR) Put[10]	2/5/13	1EUR per 1.150	USD	150,000,000	—
Euro (EUR) Put[10]	2/5/13	1EUR per 1.250	USD	300,000,000	109,191
Euro (EUR) Put[10]	2/11/13	1EUR per 1.265	USD	150,000,000	229,281
Euro (EUR) Put[10]	2/21/13	1EUR per 1.555	SGD	35,000,000	66,141
Euro (EUR) Put[10]	5/9/13	1EUR per 1.265	USD	150,000,000	1,382,468
Euro (EUR) Put[10]	5/9/13	1EUR per 1.265	USD	100,000,000	921,645
Euro (EUR) Put[10]	7/8/13	1EUR per 1.234	USD	125,000,000	1,067,755
Euro (EUR) Put[10]	7/10/13	1EUR per 1.232	USD	125,000,000	1,049,901
Euro (EUR) Put[10]	7/24/13	1EUR per 1.213	USD	125,000,000	862,963
Euro (EUR) Put[10]	7/30/13	1EUR per 1.230	USD	125,000,000	1,186,568
Indian Rupee (INR) Call[10]	1/3/13	1USD per 51.850	INR	6,611,050,000	—
Indian Rupee (INR) Call[10]	1/10/13	1USD per 53.000	INR	1,383,440,785	1,826
Indian Rupee (INR) Call[10]	4/18/13	1USD per 53.500	INR	1,399,060,000	154,834
Japan Bonds Futures, 10 yr., 3/11/13 Put[10]	3/1/13	144.000	JPY	40	304,727
Japanese Yen (JPY) Call[10]	1/18/13	1USD per 83.000	JPY	13,695,000,000	17,667
Japanese Yen (JPY) Call[10]	1/25/13	1USD per 79.500	JPY	11,445,000,000	114
Japanese Yen (JPY) Call[10]	2/5/13	1USD per 80.000	JPY	2,814,000,000	704
Japanese Yen (JPY) Call[10]	2/15/13	1USD per 83.000	JPY	14,593,000,000	218,895
Japanese Yen (JPY) Call[10]	2/15/13	1USD per 79.500	JPY	11,925,000,000	4,770
Japanese Yen (JPY) Call[10]	2/15/13	1USD per 80.500	JPY	8,050,000,000	10,707
Japanese Yen (JPY) Call[10]	2/15/13	1USD per 84.000	JPY	12,600,000,000	396,396
Japanese Yen (JPY) Call[10]	2/15/13	1USD per 84.000	JPY	12,600,000,000	396,396
Japanese Yen (JPY) Call[10]	2/22/13	1USD per 84.000	JPY	7,384,160,000	287,982
Japanese Yen (JPY) Call[10]	2/22/13	1USD per 84.000	JPY	21,000,000,000	800,730
Japanese Yen (JPY) Call[10]	3/14/13	1USD per 81.000	JPY	12,150,000,000	104,612
Japanese Yen (JPY) Call[10]	3/14/13	1NZD per 72.600	JPY	75,000,000	828,981
Japanese Yen (JPY) Call[10]	3/15/13	1NZD per 72.500	JPY	75,000,000	607,552

15	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Expiration Date	Strike Price		Contracts	Value
Japanese Yen (JPY) Futures, 3/18/13 Call[10]	1/7/13	$121.000		487	$3,044
Japanese Yen (JPY) Futures, 3/18/13 Call[10]	1/7/13	121.500		246	1,538
Japanese Yen (JPY) Futures, 3/18/13 Call[10]	1/7/13	123.500		245	1,531
Japanese Yen (JPY) Futures, 3/18/13 Put[10]	1/7/13	113.500		183	13,725
Japanese Yen (JPY) Futures, 3/18/13 Put[10]	1/7/13	115.000		464	185,600
Japanese Yen (JPY) Futures, 3/18/13 Put[10]	1/7/13	116.500		67	97,988
Japanese Yen (JPY) Futures, 3/18/13 Put[10]	1/7/13	117.500		1	2,550
Japanese Yen (JPY) Futures, 3/18/13 Put[10]	1/7/13	118.500		48	180,600
Japanese Yen (JPY) Futures, 3/18/13 Put[10]	1/7/13	119.000		48	210,600
Japanese Yen (JPY) Put[10]	2/22/13	1USD per 83.000	JPY	8,300,000,000	4,466,313
Japanese Yen (JPY) Put[10]	3/7/13	1USD per 84.100	JPY	10,512,500,000	4,355,644
Japanese Yen (JPY) Put[10]	3/15/13	1USD per 85.000	JPY	12,750,000,000	4,200,743
Japanese Yen (JPY) Put[10]	3/15/13	1USD per 85.000	JPY	8,500,000,000	2,800,495
Japanese Yen (JPY) Put[10]	3/18/13	1USD per 85.000	JPY	16,820,000,000	5,599,378
Japanese Yen (JPY) Put[10]	3/18/13	1USD per 85.250	JPY	8,525,000,000	2,640,960
Japanese Yen (JPY) Put[10]	3/18/13	1USD per 86.500	JPY	17,300,000,000	3,649,435
Japanese Yen (JPY) Put[10]	3/29/13	1USD per 85.000	JPY	7,283,000,000	2,513,727
Japanese Yen (JPY) Put[10]	5/9/13	1USD per 86.500	JPY	8,650,000,000	2,350,638
Japanese Yen (JPY) Put[10]	5/9/13	1USD per 93.500	JPY	9,350,000,000	460,862
Japanese Yen (JPY) Put[10]	5/31/13	1USD per 82.000	JPY	2,189,500,806	1,594,285
Mexican Nuevo Peso (MXN) Call[10]	1/10/13	1USD per 12.550	MXN	1,614,600,000	96,537
Mexican Nuevo Peso (MXN) Call[10]	1/10/13	1USD per 12.550	MXN	807,250,000	48,265
Mexican Nuevo Peso (MXN) Call[10]	1/10/13	1USD per 12.610	MXN	1,576,250,000	154,536
Mexican Nuevo Peso (MXN) Call[10]	1/10/13	1USD per 12.590	MXN	1,573,750,000	132,463
New Turkish Lira (TRY) Call[10]	2/4/13	1USD per 1.794	TRY	346,140,000	1,990,966
New Zealand Dollar (NZD) Put[10]	2/15/13	1NZD per 0.795	USD	62,000,000	144,613
Norwegian Krone (NOK) Put[10]	1/4/13	1USD per 5.900	NOK	409,900,000	—
Russian Ruble (RUR) Call[10]	1/11/13	1USD per 30.400	RUR	3,800,000,000	409,222
Russian Ruble (RUR) Call[10]	1/11/13	1USD per 30.440	RUR	3,805,000,000	465,694
South African Rand (ZAR) Call[10]	3/18/13	1USD per 8.500	ZAR	822,200,000	2,114,937

16	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Expiration Date	Strike Price		Contracts	Value
South African Rand (ZAR) Call[10]	3/18/13	1USD per 8.500	ZAR	822,200,000	$2,114,937
South African Rand (ZAR) Call[10]	3/18/13	1USD per 8.450	ZAR	681,100,000	1,527,728
Swedish Krona (SEK) Call[10]	3/18/13	1SEK per 13.629	JPY	527,390,000	1,123,512
U.S. Long Bonds Futures, 3/19/13 Put[10]	1/28/13	145.000		432	236,250
U.S. Treasury Long Bonds Futures, 3/19/13 Put[10]	1/2/13	145.000		189	2,953
U.S. Treasury Long Bonds Futures, 3/19/13 Put[10]	1/7/13	145.000		680	85,000
U.S. Treasury Long Bonds Futures, 3/19/13 Put[10]	1/7/13	147.000		157	93,219
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	128.500		1,843	28,797
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	130.500		2,104	197,250
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	131.000		5	703
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	131.500		369	80,719
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	132.000		534	175,219
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	132.500		291	145,500

Total Options Purchased (Cost $103,116,620)					65,653,914

	Swaption Expiration Date	Notional Amount
Swaptions Purchased–0.5%
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 0.87%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/17/16[10]	12/16/14	$200,000,000	$1,000,109
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.7225%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/13/23[10]	2/12/13	77,925,000	1,192,254
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/23[10]	9/3/13	106,390,000	2,463,147

17	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month AUD BBR BBSW; Received: 4.3725%; Termination Date: 12/5/22[10]	12/5/17	100,000,000	AUD	$3,047,407
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.254%; Termination Date: 1/15/23[10]	1/16/13	87,945,000	CAD	319,402
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.78%; Termination Date: 2/7/23[10]	2/6/13	77,900,000		394,190
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.83%; Termination Date: 2/5/23[10]	2/4/13	51,900,000		354,060
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.66%; Termination Date: 2/5/43[10]	2/4/13	51,900,000		386,774
Barclays Bank plc; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on iTraxx Europe Crossover Series 18 Version 1; Termination Date: 12/20/17[10]	1/17/13	40,000,000	EUR	946,468
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.25%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/22/18[10]	11/21/13	129,850,000		1,117,269
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.3725%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/16/17[10]	12/15/15	234,295,000		2,028,892

18	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.765%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/12/18[10]	7/11/13	$265,765,000		$951,427
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.005%; Received: Six-Month GBP BBA LIBOR; Termination Date: 3/27/23[10]	3/28/13	100,000,000	GBP	1,372,524
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.695%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/15/23[10]	4/12/13	134,520,000		114,898
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.905%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/45[10]	9/29/15	24,320,546		3,046,405
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[10]	4/26/17	76,880,000		8,315,046
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 3.874%; Termination Date: 12/12/32[10]	12/13/22	100,000,000	GBP	8,870,071
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.50%; Termination Date: 2/21/43[10]	2/20/13	51,900,000		193,009
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.26%; Termination Date: 5/4/33[10]	5/3/13	104,000,000		559,213

19	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 1.4825%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/13/18[10]	5/10/13	$259,755,000		$1,271,467
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 1.99%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/20/18[10]	6/17/13	260,325,000		667,391
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.18%; Received: Three-Month KRW CD KSDA; 11/22/22[10]	11/22/17	135,000,000,000	KRW	2,765,629
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.18%; Received: Three-Month KRW CD KSDA; Termination Date: 11/22/22[10]	11/22/17	108,600,000,000	KRW	2,224,795
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.20%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/44[10]	9/23/14	53,410,000		3,561,949
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.275%; Received: Six-Month GBP BBA LIBOR; Termination Date: 12/4/45[10]	12/7/15	43,925,000	GBP	6,588,872
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.36%; Termination Date: 2/7/33[10]	2/6/13	129,800,000		286,873
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.17%; Termination Date: 2/15/33[10]	2/14/13	129,900,000		123,339

20	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Series 18 Version 1; Termination Date: 12/20/17[10]	3/21/13	300,000,000	EUR	$448,931
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.65%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/25/18[10]	2/22/13	134,605,000		1,659
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.98%; Received: Six-Month EUR EURIBOR; Termination Date: 3/4/23[10]	3/1/13	134,350,000	EUR	21
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.025%; Received: Six-Month EUR EURIBOR; Termination Date: 2/27/23[10]	2/26/13	134,540,000	EUR	—
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.15%; Received: Three-Month AUD BBR BBSW; Termination Date: 1/25/16[10]	1/25/13	131,890,000		54,220
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.22%; Received: Six-Month EUR EURIBOR; Termination Date: 9/23/45[10]	9/22/15	100,000,000	EUR	6,540,507
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month AUD BBR BBSW; Received: 3.9675%; Termination Date: 7/12/23[10]	7/12/13	100,000,000	AUD	2,706,736
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month AUD BBR BBSW; Received: 3.01%; Termination Date: 4/2/16[10]	3/29/13	132,045,000	AUD	778,369

21	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Swaption Expiration Date	Notional Amount	Value
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.78%; Termination Date: 2/7/23[10]	2/6/13	$77,900,000	$394,190
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.625%; Termination Date: 2/7/43[10]	2/6/13	52,000,000	334,105

Total Swaptions Purchased (Cost $98,627,614)			65,421,618

	Shares
Investment Company–3.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[11,12] (Cost $384,180,632)		384,180,632	384,180,632

Total Investments, at Value (Cost $12,286,370,280)		99.2%	12,798,578,624
Other Assets Net of Liabilities		0.8	103,470,665

Net Assets		100.0%	$12,902,049,289

22	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Footnotes to Statement of Investments

Principal, Notional amounts and Strike Price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

1.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $23,711,256. See accompanying Notes.
2.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $22,418,005. See accompanying Notes.
3.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
4.	Zero coupon bond reflects effective yield on the date of purchase.
5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,755,258,565 or 21.36% of the Fund’s net assets as of December 31, 2012.
6.	Represents the current interest rate for a variable or increasing rate security.
7.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
8.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
9.	Restricted security. The aggregate value of restricted securities as of December 31, 2012 was $384,140,393, which represents 2.98% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

23	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	$5,058,400	$8,768,681	$3,710,281
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	4,524,842	4,966,438	441,596
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	2,895,832	2,986,691	90,859
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25	4/16/09	2,958,247	3,133,844	175,597
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	3,164,988	3,334,027	169,039
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25	9/25/09	3,969,563	4,173,361	203,798
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	3,491,794	3,656,519	164,725
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	2,816,244	2,936,771	120,527
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	3,160,203	3,285,442	125,239
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	3,671,934	3,805,503	133,569
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.34%, 5/22/15	5/21/08	122,792	92,841	(29,951)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.34%, 5/22/15	6/12/08	214,813	162,427	(52,386)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.34%, 5/22/15	6/18/08	3,259,229	2,449,004	(810,225)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.34%, 5/22/15	7/8/08	237,353	178,480	(58,873)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.34%, 5/22/15	7/15/08	172,730	129,669	(43,061)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.34%, 5/22/15	8/8/08	111,830	82,813	(29,017)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.34%, 5/22/15	8/22/08	20,634	15,251	(5,383)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24	9/12/12	74,496,273	81,006,341	6,510,068
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37	9/12/12	27,217,818	22,006,901	(5,210,917)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.559%, 12/20/17	12/13/07	42,470,000	39,072,400	(3,397,600)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10	5/6/08	31,666,704	—	(31,666,704)
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06-11/18/09	14,038,395	17,195,824	3,157,429
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16	12/6/05	11,167,708	33,284,285	22,116,577
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16	10/16/06	14,183,697	41,960,836	27,777,139
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	8,521,486	9,657,288	1,135,802
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20	10/6/10	30,879,316	34,515,353	3,636,037
JPMorgan Hipotecaria su Casita, 8.293% Sec. Nts., 8/26/35	3/21/07	3,092,229	263,812	(2,828,417)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	5,679,060	8,468,259	2,789,199
Morgan Stanley Capital Services, Inc., Brazil (Federative Republic of) Credit Linked Nts., 12.551%, 1/5/22	1/4/07	44,540,782	24,573,871	(19,966,911)
Morgan Stanley Capital Services, Inc., United Mexican States Credit Linked Nts., 5.64%, 11/20/15	11/3/05	11,760,000	11,228,448	(531,552)
Morgan Stanley, Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17	7/10/07	8,165,170	10,121,564	1,956,394
Standard Bank plc, Serbia (Republic of) Credit Linked Nts., 11.30%, 1/7/14	12/27/12	3,317,429	3,333,695	16,266
Standard Bank plc, Serbia (Republic of) Credit Linked Nts., 12.405%, 2/3/14	12/5/12	3,187,922	3,293,754	105,832

		$374,235,417	$384,140,393	$9,904,976

24	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

10.	Non-income producing security.
11.	Rate shown is the 7-day yield as of December 31, 2012.
12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 28, 2012[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	342,147,098	728,037,272	686,003,738	384,180,632

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$384,180,632	$146,013

a.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See accompanying Notes.
13.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2012. See accompanying Notes.

25	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$1,655,100,547	12.9%
Brazil	1,176,342,888	9.2
Russia	1,104,755,850	8.6
Turkey	991,852,495	7.8
Australia	634,557,097	5.0
Mexico	587,059,818	4.6
United States	584,513,585	4.6
Italy	520,486,415	4.1
United Kingdom	489,162,339	3.8
France	484,994,328	3.8
Colombia	455,344,150	3.6
South Africa	392,294,810	3.1
Spain	328,492,274	2.6
Peru	325,645,144	2.5
Hungary	257,416,370	2.0
Germany	248,087,615	1.9
Venezuela	200,261,983	1.6
The Netherlands	185,326,579	1.4
Poland	178,741,562	1.4
Malaysia	177,004,699	1.4
Canada	173,845,661	1.4
Indonesia	146,767,256	1.1
Belgium	138,971,700	1.1
Nigeria	120,687,270	0.9
Israel	114,547,967	0.9
United Arab Emirates	82,590,865	0.6
Kazakhstan	81,702,575	0.6
Uruguay	78,344,180	0.6
Philippines	72,783,292	0.6
Sweden	53,886,840	0.4
Supranational	49,863,955	0.4
Ukraine	47,733,963	0.4
Romania	44,197,969	0.3
Ireland	43,900,583	0.3
Denmark	43,605,156	0.3
Croatia	43,483,548	0.3
Qatar	33,915,715	0.3
India	33,767,235	0.3
Chile	33,759,405	0.3
Serbia	31,445,253	0.2
Switzerland	30,066,326	0.2
Trinidad & Tobago	28,333,240	0.2
Slovakia	27,303,284	0.2
Finland	24,543,432	0.2
Lithuanua	23,772,064	0.2
Costa Rica	22,830,210	0.2
Norway	21,707,460	0.2
Sri Lanka	21,593,712	0.2
Latvia	20,964,510	0.2
European Union	20,846,597	0.2
Portugal	20,092,046	0.2
Dominican Republic	19,429,012	0.2
Ivory Coast	16,600,400	0.1
Angola	15,018,300	0.1
Slovenia	10,177,675	0.1
Jamaica	9,945,000	0.1
Bolivia	5,728,150	—
Korea, Republic of South	4,990,424	—
Argentina	2,938,500	—
Mongolia	2,876,200	—
New Zealand	1,581,146	—

Total	$12,798,578,624	100.0%

26	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Forward Currency Exchange Contracts as of December 31, 2012 are as follows:

Counterparty/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Chilean Peso (CLP)	Buy	2,418,000	CLP	1/11/13	$5,042,565	$3,490	$—
Colombian Peso (COP)	Sell	36,323,000	COP	1/23/13	20,520,715	—	720,770
Euro (EUR)	Buy	16,395	EUR	2/6/13	21,647,689	370,078	—
Japanese Yen (JPY)	Buy	1,794,000	JPY	1/25/13	20,711,979	—	1,039,539
Japanese Yen (JPY)	Sell	3,160,000	JPY	1/25/13	36,482,639	1,322,283	—
Malaysian Ringgit (MYR)	Buy	1,054,740	MYR	1/29/13-4/2/13	344,216,543	1,978,691	—
Malaysian Ringgit (MYR)	Sell	13,040	MYR	3/20/13	4,254,719	—	11,999
Mexican Nuevo Peso (MXN)	Sell	1,486,400	MXN	2/14/13-4/4/13	114,326,398	19,878	173,240
Peruvian New Sol (PEN)	Sell	40,760	PEN	1/23/13	15,944,723	—	345,795
Philippines Peso (PHP)	Sell	687,000	PHP	1/14/13	16,762,573	—	452,031
South African Rand (ZAR)	Buy	12,710	ZAR	5/31/13	1,468,676	66,734	—
South African Rand (ZAR)	Sell	1,809,570	ZAR	2/15/13-4/5/13	210,745,467	—	1,519,751

						3,761,154	4,263,125

Barclays Bank plc:
Brazilian Real (BRR)	Sell	584,305	BRR	1/3/13-2/4/13	284,364,365	—	2,262,334
Euro (EUR)	Sell	34,355	EUR	1/23/13-2/6/13	45,361,360	—	1,291,832
Hungarian Forint (HUF)	Sell	14,573,000	HUF	1/23/13-2/20/13	65,740,145	5,481	673,287
Indian Rupee (INR)	Sell	1,378,000	INR	1/11/13	25,097,860	—	459,920
Israeli Shekel (ILS)	Buy	95,390	ILS	4/2/13	25,470,979	584,467	—
Israeli Shekel (ILS)	Sell	95,390	ILS	4/2/13	25,470,979	—	288,160
Japanese Yen (JPY)	Sell	10,145,000	JPY	1/25/13-2/15/13	117,138,015	2,872,721	—
Malaysian Ringgit (MYR)	Sell	73,870	MYR	1/23/13	24,156,311	—	155,402
Mexican Nuevo Peso (MXN)	Buy	1,650,200	MXN	2/14/13	127,127,655	—	1,643,316
Polish Zloty (PLZ)	Buy	436,080	PLZ	2/6/13	140,328,104	3,105,687	372,227
Polish Zloty (PLZ)	Sell	80,760	PLZ	5/31/13	25,737,166	—	858,846
Russian Ruble (RUR)	Buy	1,455,400	RUR	1/28/13	47,530,835	498,544	—
Russian Ruble (RUR)	Sell	677,890	RUR	1/23/13	22,147,525	—	1,047,532
South African Rand (ZAR)	Sell	285,860	ZAR	2/15/13	33,502,223	28,956	—

						7,095,856	9,052,856
BNP Paribas:
Colombian Peso (COP)	Sell	134,340,000	COP	2/28/13	75,628,449	—	2,716,645
Euro (EUR)	Buy	215,565	EUR	5/31/13	284,934,407	5,689,275	22,240
Euro (EUR)	Sell	363,380	EUR	5/31/13	480,316,678	5,180	10,748,668

						5,694,455	13,487,553
Citibank NA:
Australian Dollar (AUD)	Sell	357,925	AUD	5/31/13	367,692,541	566,590	—
Colombian Peso (COP)	Sell	111,490,000	COP	1/11/13	63,043,358	—	1,661,170
Hong Kong Dollar (HKD)	Buy	103,850	HKD	3/20/13	13,402,064	—	530
Indonesia Rupiah (IDR)	Buy	804,618,000	IDR	1/16/13	82,660,821	—	212,595
Mexican Nuevo Peso (MXN)	Buy	1,479,760	MXN	3/4/13	113,816,178	19,086	1,440,258
New Turkish Lira (TRY)	Sell	108,310	TRY	1/28/13	60,468,476	—	565,120
Peruvian New Sol (PEN)	Sell	115,460	PEN	1/16/13	45,186,919	—	842,364

						585,676	4,722,037
Credit Suisse International:
British Pound Sterling (GBP)	Sell	16,235	GBP	5/31/13	26,359,271	—	343,312
Japanese Yen (JPY)	Sell	56,758,000	JPY	1/25/13	655,278,999	49,174,359	—
New Turkish Lira (TRY)	Sell	305,750	TRY	1/23/13-7/17/13	168,919,096	—	10,264,245
Swiss Franc (CHF)	Buy	17,245	CHF	5/31/13	18,909,178	377,824	—

						49,552,183	10,607,557
Deutsche Bank AG:
Euro (EUR)	Buy	15,320	EUR	2/6/13	20,228,277	353,626	—
Euro (EUR)	Sell	349,820	EUR	4/25/13	462,231,728	—	8,249,325
Hungarian Forint (HUF)	Sell	2,297,000	HUF	4/17/13-5/29/13	10,271,674	—	137,880
Mexican Nuevo Peso (MXN)	Sell	775,600	MXN	1/23/13-5/31/13	59,604,148	—	1,205,696
Polish Zloty (PLZ)	Buy	50,390	PLZ	2/6/13	16,215,220	—	61,145
South African Rand (ZAR)	Sell	101,780	ZAR	1/23/13	11,965,361	—	485,939

						353,626	10,139,985
Goldman Sachs Bank USA:
Brazilian Real (BRR)	Sell	790,250	BRR	1/3/13-2/4/13	384,672,133	—	2,447,682
Euro (EUR)	Buy	103,990	EUR	1/9/13-4/25/13	137,398,013	131,730	266,601
Euro (EUR)	Sell	12,980	EUR	1/9/13	17,134,409	—	304,483
Indian Rupee (INR)	Buy	943,000	INR	1/9/13	17,181,654	357,390	—
Indian Rupee (INR)	Sell	471,500	INR	1/9/13	8,590,827	—	50,708
Japanese Yen (JPY)	Buy	46,863,000	JPY	1/25/13-5/31/13	541,536,917	—	28,353,786
Japanese Yen (JPY)	Sell	3,426,000	JPY	2/15/13	39,559,984	458,705	—
Mexican Nuevo Peso (MXN)	Sell	650,500	MXN	2/14/13	50,113,041	—	357,579
New Turkish Lira (TRY)	Buy	110,205	TRY	1/28/13	61,526,437	17,195	41,564
New Turkish Lira (TRY)	Sell	191,900	TRY	3/29/13	106,344,787	—	994,948
South African Rand (ZAR)	Buy	163,530	ZAR	2/15/13	19,165,390	—	16,564

						965,020	32,833,915
HSBC Bank USA NA
New Turkish Lira (TRY)	Buy	152,460	TRY	7/17/13	83,316,417	5,031,437	—
JPMorgan Chase Bank NA:
Australian Dollar (AUD)	Sell	3,015	AUD	1/31/13	3,123,295	4,767	—
Indian Rupee (INR)	Buy	4,223,000	INR	1/11/13-1/28/13	76,843,317	216,750	277,798
Indonesia Rupiah (IDR)	Sell	377,326,000	IDR	1/16/13	38,763,832	—	4,099
Japanese Yen (JPY)	Sell	65,777,000	JPY	2/15/13	759,526,295	45,556,438	—
Malaysian Ringgit (MYR)	Sell	107,710	MYR	1/23/13	35,222,368	—	222,043
Mexican Nuevo Peso (MXN)	Sell	154,500	MXN	2/14/13	11,902,329	195,582	—
New Turkish Lira (TRY)	Sell	174,280	TRY	2/28/13	96,923,568	—	885,655
Polish Zloty (PLZ)	Buy	40,290	PLZ	2/6/13	12,965,097	—	46,368
Russian Ruble (RUR)	Sell	777,400	RUR	1/23/13-1/28/13	25,396,889	—	1,074,881
South African Rand (ZAR)	Sell	1,299,380	ZAR	2/15/13	152,284,748	—	4,419,574
South Korean Won (KRW)	Buy	96,050,000	KRW	3/18/13	89,775,342	1,732,810	—
South Korean Won (KRW)	Sell	21,323,000	KRW	1/23/13	19,961,313	—	461,542

						47,706,347	7,391,960
Morgan Stanley Capital Services, Inc.:
Indonesia Rupiah (IDR)	Sell	427,292,000	IDR	1/16/13	43,896,989	17,913	—
Mexican Nuevo Peso (MXN)	Sell	323,600	MXN	2/14/13	24,929,408	65,764	—
South Korean Won (KRW)	Buy	119,783,000	KRW	2/12/13	112,136,053	4,122,102	—

						4,205,779	—
Nomura International plc:
Australian Dollar (AUD)	Buy	36,360	AUD	1/31/13	37,666,011	—	28,037
Australian Dollar (AUD)	Sell	228,700	AUD	1/31/13	236,914,652	—	1,941,411
Euro (EUR)	Buy	1,100	EUR	5/31/13	1,453,983	13,478	—
Euro (EUR)	Sell	5,740	EUR	5/31/13	7,587,148	—	70,331

						13,478	2,039,779
The Royal Bank of Scotland plc:
Japanese Yen (JPY)	Sell	7,528,000	JPY	1/25/13	86,911,806	3,136,997	—
Russian Ruble (RUR)	Buy	579,460	RUR	1/28/13	18,924,157	439,896	—

						3,576,893	—

Total unrealized appreciation and depreciation						$128,541,904	$94,538,767

27	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Spot Currency Exchange Contracts as of December 31, 2012 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Standard Chartered Bank
Serbian Dinar (RSD)	Buy	284,635,440	RSD	1/4/13	$3,343,931	$12,914	$—
Goldman Sachs & Co.
Swedish Krona (SEK)	Sell	8,129,366	SEK	1/4/13	1,249,941	—	1,190

Total unrealized appreciation and depreciation						$12,914	$1,190

Futures Contracts as of December 31, 2012 are as follows:

Contract Description	Buy/ Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 3 yr.	Sell	8,308	3/15/13	$945,048,049	$1,476,892
Australian Treasury Bonds, 10 yr.	Sell	627	3/15/13	80,294,005	647,009
Euro-Bundesobligation	Sell	130	3/7/13	24,991,024	(8,694)
Japan Bonds, 10 yr.	Sell	26	3/11/13	43,110,752	313,697
Japanese Yen (JPY)	Buy	87	3/18/13	12,560,625	(241,464)
U.S. Long Bonds	Sell	295	3/19/13	43,512,500	476,854
U.S. Treasury Nts., 5 yr.	Sell	1,547	3/28/13	192,468,555	139,829
U.S. Treasury Nts., 10 yr.	Sell	720	3/19/13	95,602,500	227,655

					$3,031,778

28	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Written Options as of December 31, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Euro (EUR)	Put	150,000,000	1EUR per 1.150USD		2/5/13	$2,993,738	$—	$2,993,738
Euro (EUR)	Put	150,000,000	1EUR per 1.225USD		5/9/13	1,988,175	(528,380)	1,459,795
Euro (EUR)	Put	100,000,000	1EUR per 1.225USD		5/9/13	1,334,025	(352,253)	981,772
Euro (EUR)	Put	150,000,000	1EUR per 1.235 USD		2/11/13	1,226,355	(35,432)	1,190,923
Euro (EUR)	Put	250,000,000	1EUR per 1.245USD		1/3/13	1,241,888	—	1,241,888
Euro (EUR) FX Futures, 3/18/13	Call	585	1.350		1/7/13	37,538	(18,281)	19,257
Euro (EUR) FX Futures, 3/18/13	Call	335	1.355		1/7/13	11,898	(6,281)	5,617
Hungarian Forint (HUF)	Call	98,590,000	1EUR per 285HUF		1/16/13	1,351,077	(3,077,824)	(1,726,747)
Indian Rupee (INR)	Call	2,458,165,000	1USD per 47.000INR		4/18/13	31,381	(713)	30,668
Indian Rupee (INR)	Put	1,569,040,000	1USD per 60.000INR		4/18/13	261,507	(126,590)	134,917
Japan (Government of) Bonds Futures, 10 yr., 3/1/13	Put	92	141.000	JPY	3/1/13	89,051	(106,193)	(17,142)
Japanese Yen (JPY)	Put	75,000,000	1NZD per 67.300JPY		3/14/13	516,690	(226,227)	290,463
Japanese Yen (JPY)	Call	1,922,488,512	1USD per 72.000JPY		5/31/13	450,772	(461)	450,311
Japanese Yen (JPY)	Call	7,850,000,000	1USD per 78.500JPY		2/15/13	518,000	(785)	517,215
Japanese Yen (JPY)	Put	8,600,000,000	1USD per 86.000JPY		2/22/13	545,000	(1,838,938)	(1,293,938)
Japanese Yen (JPY)	Put	17,700,000,000	1USD per 88.000JPY		3/18/13	1,424,001	(1,804,338)	(380,337)
Japanese Yen (JPY)	Put	17,512,000,000	1USD per 88.500JPY		3/18/13	759,843	(1,914,937)	(1,155,094)
Japanese Yen (JPY)	Put	18,000,000,000	1USD per 90.000JPY		5/9/13	1,580,000	(2,094,480)	(514,480)
Japanese Yen (JPY)	Put	2,536,616,787	1USD per 95.000JPY		5/31/13	116,697	(112,600)	4,097
Japanese Yen (JPY) Futures, 3/18/13	Call	782	122.500		1/7/13	37,631	(4,888)	32,743
Japanese Yen (JPY) Futures, 3/18/13	Call	489	125.000		1/7/13	60,904	(3,056)	57,848
Japanese Yen (JPY) Futures, 3/18/13	Call	219	122.000		1/7/13	13,344	(1,369)	11,975
Japanese Yen (JPY) Futures, 3/18/13	Put	672	114.500		1/7/13	88,011	(159,600)	(71,589)
Japanese Yen (JPY) Futures, 3/18/13	Put	230	113.000		1/7/13	2,789	(10,063)	(7,274)
Japanese Yen (JPY) Futures, 3/18/13	Put	12	118.000		1/7/13	19,181	(37,800)	(18,619)
Mexican Nuevo Peso (MXN)	Call	1,613,300,000	1USD per 12.450MXN		1/2/13	605,150	(742)	604,408
Mexican Nuevo Peso (MXN)	Call	1,048,300,000	1USD per 12.450MXN		1/3/13	407,532	(2,464)	405,068
Mexican Nuevo Peso (MXN)	Call	1,008,300,000	1USD per 12.450MXN		1/2/13	401,474	(464)	401,010
Mexican Nuevo Peso (MXN)	Call	1,008,050,000	1USD per 12.450MXN		1/3/13	386,622	(2,369)	384,253
Mexican Nuevo Peso (MXN)	Put	1,749,350,000	1USD per 13.500MXN		1/2/13	1,228,432	(35)	1,228,397
Mexican Nuevo Peso (MXN)	Put	1,136,700,000	1USD per 13.500MXN		1/3/13	778,008	(330)	777,678
Mexican Nuevo Peso (MXN)	Put	1,093,050,000	1USD per 13.500MXN		1/3/13	674,047	(317)	673,730
Mexican Nuevo Peso (MXN)	Put	874,700,000	1USD per 13.500MXN		1/2/13	616,942	(17)	616,925
New Zealand Dollar (NZD)	Put	62,000,000	1NZD per 0.765USD		2/15/13	215,332	(16,623)	198,709
Singapore Dollar (SGD)	Put	35,000,000	1EUR per 1.535SGD		2/21/13	187,615	(31,304)	156,311
South African Rand (ZAR)	Call	798,000,000	1USD per 8.250ZAR		3/18/13	871,513	(966,514)	(95,001)
South African Rand (ZAR)	Call	798,000,000	1USD per 8.250ZAR		3/18/13	894,727	(966,514)	(71,787)
South African Rand (ZAR)	Call	660,950,000	1USD per 8.200ZAR		3/18/13	709,312	(675,716)	33,596
South African Rand (ZAR)	Put	875,850,000	1USD per 9.055ZAR		3/18/13	1,119,115	(808,523)	310,592
South African Rand (ZAR)	Put	875,850,000	1USD per 9.055ZAR		3/18/13	1,073,654	(808,523)	265,131
South African Rand (ZAR)	Put	725,450,000	1USD per 9.000ZAR		3/18/13	911,649	(750,376)	161,273
Spain (Kingdom of) Bonds, 5.50%, 7/30/17	Put	50,000,000	104.300	EUR	1/18/13	997,271	(953,115)	44,156
Spain (Kingdom of) Bonds, 5.50%, 7/30/17	Put	50,000,000	100.680	EUR	5/16/13	1,038,111	(760,121)	277,990
Spain (Kingdom of) Bonds, 5.85%, 1/31/22	Put	50,000,000	102.100	EUR	2/28/13	1,005,684	(437,305)	568,379
Spain (Kingdom of) Bonds, 5.85%, 1/31/22	Put	50,000,000	99.690	EUR	5/28/13	1,422,402	(547,255)	875,147
U.S. Long Bonds Futures, 3/19/13	Put	863	143.000		1/28/13	141,075	(188,781)	(47,706)
U.S. Treasury Long Bonds Futures, 3/19/13	Put	1,867	143.000		1/7/13	25,707	(58,344)	(32,637)
U.S. Treasury Long Bonds Futures, 3/19/13	Put	9	146.000		1/7/13	1,671	(2,531)	(860)
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	4,436	129.500		1/28/13	235,545	(207,938)	27,607
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	1,909	130.000		1/28/13	116,678	(119,313)	(2,635)
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	522	129.000		1/28/13	15,592	(16,313)	(721)

						$32,780,356	$(20,783,336)	$11,997,020

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro
NZD	New Zealand Dollar

29	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Credit Default Swap Contracts as of December 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria Senior Finance SAU:
UBS AG	Sell	4,405	EUR	3.00%	12/20/17	$171,759	$46,471	$218,230
UBS AG	Sell	4,405	EUR	3.00	12/20/17	176,637	46,471	223,108

	Total	8,810	EUR			348,396	92,942	441,338
Banco Santander SA:
Barclays Bank plc	Sell	20,000	EUR	3.00	9/20/17	(72,103)	403,829	331,726
UBS AG	Sell	8,850	EUR	3.00	9/20/17	(31,905)	178,694	146,789

	Total	28,850	EUR			(104,008)	582,523	478,515
Belgium (Kingdom of):
Goldman Sachs International	Buy	25,000		1.00	3/20/23	(718,248)	505,541	(212,707)
JPMorgan Chase Bank NA	Buy	25,000		1.00	3/20/18	214,879	(158,893)	55,986

	Total	50,000				(503,369)	346,648	(156,721)
France (Republic of):
Goldman Sachs International	Sell	25,000		0.25	3/20/23	2,618,371	(2,438,276)	180,095
JPMorgan Chase Bank NA	Sell	25,000		0.25	3/20/18	828,486	(882,553)	(54,067)

	Total	50,000				3,446,857	(3,320,829)	126,028
Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley Capital Services, Inc.	Sell	10,410		1.30	3/24/13	—	(12,325)	(12,325)

	Total	10,410				—	(12,325)	(12,325)
Portuguese Republic:
JPMorgan Chase Bank NA	Sell	9,395		1.00	12/20/22	2,399,640	(2,270,636)	129,004
JPMorgan Chase Bank NA	Sell	4,395		1.00	12/20/22	1,133,421	(1,062,208)	71,213
UBS AG	Buy	13,180		1.00	12/20/17	(2,013,977)	1,793,674	(220,303)
UBS AG	Sell	4,385		1.00	12/20/22	1,186,386	(1,059,791)	126,595
UBS AG	Sell	13,180		1.00	12/20/22	3,430,827	(3,185,416)	245,411

	Total	44,535				6,136,297	(5,784,377)	351,920
Santander International Debt SAU
Bank of America NA	Sell	5,000	EUR	3.00	12/20/17	(106,114)	90,434	(15,680)

	Total	5,000	EUR			(106,114)	90,434	(15,680)
Spain (Kingdom of):
Barclays Bank plc	Buy	25,000	EUR	1.00	3/20/18	(2,103,569)	2,260,179	156,610
Goldman Sachs Bank USA	Buy	143,960	EUR	1.00	3/20/18	(12,640,379)	13,015,013	374,634
Goldman Sachs Bank USA	Buy	107,200	EUR	1.00	3/20/23	(18,493,781)	18,286,720	(207,061)
UBS AG	Buy	5,000	EUR	1.00	9/20/17	(392,044)	398,021	5,977
UBS AG	Buy	8,850	EUR	1.00	9/20/17	(674,976)	704,498	29,522

	Total	290,010	EUR			(34,304,749)	34,664,431	359,682
Telefonica SA
UBS AG	Sell	5,000	EUR	1.00	9/20/17	627,078	(319,698)	307,380

	Total	5,000	EUR			627,078	(319,698)	307,380

		Grand Total Buys				(36,822,095)	36,804,753	(17,342)
		Grand Total Sells				12,362,483	(10,465,004)	1,897,479

		Total Credit Default Swaps				$(24,459,612)	$26,339,749	$1,880,137

30	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	47,660,000	EUR	—	BBB to BBB-
Non-Investment Grade Single Name Corporate Debt	$10,410,000		$—	BB+
Investment Grade Sovereign Debt	50,000,000		—	AAA
Non-Investment Grade Sovereign Debt	31,355,000		13,180,000	BB

Total EUR	47,660,000	EUR	—

Total USD	$91,765,000		$13,180,000

*	Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

31	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Interest Rate Swap Contracts as of December 31, 2012 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	92,410	BRR	BZDI	8.090%	1/2/15	$445,288
Deutsche Bank AG	158,480	BRR	BZDI	8.080	1/2/15	849,272
Goldman Sachs International	134,365	BRR	BZDI	8.640	1/2/17	934,280
Goldman Sachs International	105,720	BRR	BZDI	8.080	1/2/15	500,899
Goldman Sachs International	147,700	BRR	BZDI	7.785	1/2/15	199,664
JPMorgan Chase Bank NA	300,000	BRR	BZDI	8.700	1/2/17	2,345,000

Total	938,675	BRR				5,274,403
Six-Month AUD BBR BBSW
Bank of America NA	60,000	AUD	Six-Month AUD BBR BBSW	3.853	2/22/23	46,319
Bank of America NA	66,010	AUD	Six-Month AUD BBR BBSW	3.680	9/28/22	(652,478)
Bank of America NA	10,555	AUD	Six-Month AUD BBR BBSW	4.403	12/21/42	138,299
Bank of America NA	50,000	AUD	Six-Month AUD BBR BBSW	3.805	10/26/22	50,817

Total	186,565	AUD				(417,043)
Six-Month NOK NIBOR:
Barclays Bank plc	750,000	NOK	Six-Month NOK NIBOR	3.998	6/29/22	1,179,228
Goldman Sachs Bank USA	350,000	NOK	Six-Month NOK NIBOR	2.999	7/25/22	(336,094)
Goldman Sachs International	151,000	NOK	Six-Month NOK NIBOR	3.750	6/13/22	(23,874)

Total	1,251,000	NOK				819,260
Three-Month AUD BBR BBSW
Bank of America NA	170,000	AUD	3.140%	Three-Month AUD BBR BBSW	2/22/16	(874,499)
Three-Month CAD BA CDOR:
Bank of America NA	221,445	CAD	1.538	Three-Month CAD BA CDOR	8/13/13	(645,688)
Bank of America NA	88,595	CAD	1.590	Three-Month CAD BA CDOR	8/7/14	(436,668)

Total where Fund pays a fixed rate	310,040	CAD				(1,082,356)

Bank of America NA	50,000	CAD	Three-Month CAD BA CDOR	2.060	7/26/22	(394,893)
Bank of America NA	44,165	CAD	Three-Month CAD BA CDOR	2.079	7/11/22	(241,032)
Bank of America NA	94,170	CAD	Three-Month CAD BA CDOR	2.010	7/25/22	(1,175,367)

Total where Fund pays a variable rate	188,335	CAD				(1,811,292)

Total	498,375	CAD				(2,893,648)
Three-Month USD BBA LIBOR:
Bank of America NA	88,520		1.550	Three-Month USD BBA LIBOR	7/27/22	1,016,229
Bank of America NA	47,500		1.570	Three-Month USD BBA LIBOR	7/30/22	461,693
Bank of America NA	42,395		1.621	Three-Month USD BBA LIBOR	7/13/22	156,908

Total	178,415					1,634,830

				Total Interest Rate Swaps		$3,543,303

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
NOK	Norwegian Krone
Abbreviations/Definitions are as follows:
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
NIBOR	Norwegian Interbank Offered Rate

32	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Volatility Swaps as of December 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
AUD/CAD spot exchange rate
Credit Suisse International	72	AUD	The Historic Volatility of the mid AUD/CAD spot exchange rate during the period 12/21/12 to 1/24/13	4.800%	1/29/13	$(75,606)
CHF/NOK spot exchange rate
JPMorgan Chase Bank NA	70	CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 11/30/12 to 1/3/13	3.950	1/7/13	(131,459)
CHF/SEK spot exchange rate:
Bank of America NA	69	CHF	7.100%	The Historic Volatility of the mid CHF/SEK spot exchange rate during the period 12/13/12 to 1/15/13	1/15/13	(55,900)
Credit Suisse International	68	CHF	7.250	The Historic Volatility of the mid CHF/SEK spot exchange rate during the period 12/19/12 to 1/18/13	1/22/13	(75,920)
Morgan Stanley Capital Services, Inc.	69	CHF	7.300	The Historic Volatility of the mid CHF/SEK spot exchange rate during the period 12/14/12 to 1/16/13	1/18/13	(69,976)

				Reference Entity Total		(201,796)
EUR/NZD spot exchange rate:
Credit Suisse International	58	EUR	7.400	The Historic Volatility of the mid EUR/NZD spot exchange rate during the period 12/7/12 to 1/9/13	1/11/13	84,187
Goldman Sachs Bank USA	58	EUR	7.750	The Historic Volatility of the mid EUR/NZD spot exchange rate during the period 12/10/12 to 1/10/13	1/14/13	77,450

				Reference Entity Total		161,637
NZD/EUR spot exchange rate
Deutsche Bank AG	58	EUR	7.350	The Historic Volatility of the mid NZD/EUR spot exchange rate during the period 12/6/12 to 1/8/13	1/10/13	73,405

33	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

NZD/JPY spot exchange rate:
Bank of America NA	91	NZD	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 12/4/12 to 1/3/13	9.400	1/7/13	(211,041)
Goldman Sachs Bank USA	91	NZD	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 12/3/12 to 1/3/13	10.200	1/7/13	(131,354)

				Reference Entity Total		(342,395)
USD/AUD spot exchange rate:
Goldman Sachs Bank USA		75	The Historic Volatility of the mid USD/AUD spot exchange rate during the period 12/20/12 to 1/22/13	6.125	1/24/13	(25,485)
JPMorgan Chase Bank NA		75	The Historic Volatility of the mid USD/AUD spot exchange rate during the period 12/18/12 to 1/18/13	5.600	1/22/13	(53,509)
Royal Bank of Scotland plc (The)		75	The Historic Volatility of the mid USD/AUD spot exchange rate during the period 12/17/12 to 1/18/13	5.750	1/22/13	(34,913)

				Reference Entity Total		(113,907)
USD/CAD spot exchange rate
Royal Bank of Scotland plc (The)		75	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 12/12/12 to 1/11/13	7.950	1/14/13	2,377

34	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

USD/EUR spot exchange rate:
Deutsche Bank AG	75	The Historic Volatility of the mid USD/EUR spot exchange rate during the period 12/24/12 to 1/8/13	7.550	1/28/13	19,216
Goldman Sachs Bank USA	75	The Historic Volatility of the mid USD/EUR spot exchange rate during the period 12/27/12 to 1/29/13	7.825	1/31/13	11,750
Goldman Sachs Bank USA	75	The Historic Volatility of the mid USD/EUR spot exchange rate during the period 12/31/12 to 1/31/13	7.450	2/4/13	—
Morgan Stanley Capital Services, Inc.	75	The Historic Volatility of the mid USD/EUR spot exchange rate during the period 12/26/12 to 1/24/13	7.500	1/28/13	7,099
Royal Bank of Scotland plc (The)	75	The Historic Volatility of the mid USD/EUR spot exchange rate during the period 12/28/12 to 1/31/13	7.950	2/4/13	9,421

			Reference Entity Total		47,486
USD/JPY spot exchange rate
Credit Suisse International	75	The Historic Volatility of the mid USD/JPY spot exchange rate during the period 12/11/12 to 1/10/13	7.860	1/15/13	(79,196)

		Total Volatility Swaps			$(659,454)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
NZD	New Zealand Dollar
Abbreviations are as follows:
CAD	Canadian Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

35	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of December 31, 2012 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Credit Default Sell Protection	5,000	EUR	$90,434
	Interest Rate	356,565	AUD	(1,291,542)
	Interest Rate	92,410	BRR	445,288
	Interest Rate	498,375	CAD	(2,893,648)
	Interest Rate	178,415		1,634,830
	Volatility	69	CHF	(55,900)
	Volatility	91	NZD	(211,041)

				(2,281,579)
Barclays Bank plc:
	Credit Default Buy Protection	25,000	EUR	2,260,179
	Credit Default Sell Protection	20,000	EUR	403,829
	Interest Rate	750,000	NOK	1,179,228

				3,843,236
Credit Suisse International:
	Volatility	72	AUD	(75,606)
	Volatility	68	CHF	(75,920)
	Volatility	58	EUR	84,187
	Volatility	75		(79,196)

				(146,535)
Deutsche Bank AG:
	Interest Rate	158,480	BRR	849,272
	Volatility	58	EUR	73,405
	Volatility	75		19,216

				941,893
Goldman Sachs Bank USA:
	Credit Default Buy Protection	251,160	EUR	31,301,733
	Interest Rate	350,000	NOK	(336,094)
	Volatility	58	EUR	77,450
	Volatility	91	NZD	(131,354)
	Volatility	225		(13,735)

				30,898,000
Goldman Sachs International:
	Credit Default Buy Protection	25,000		505,541
	Credit Default Sell Protection	25,000		(2,438,276)
	Interest Rate	387,785	BRR	1,634,843
	Interest Rate	151,000	NOK	(23,874)

				(321,766)
JPMorgan Chase Bank NA:
	Credit Default Buy Protection	25,000		(158,893)
	Credit Default Sell Protection	38,790		(4,215,397)
	Interest Rate	300,000	BRR	2,345,000
	Volatility	70	CHF	(131,459)
	Volatility	75		(53,509)

				(2,214,258)
Morgan Stanley Capital Services, Inc.:
	Credit Default Sell Protection	10,410		(12,325)
	Volatility	69	CHF	(69,976)
	Volatility	75		7,099

				(75,202)
Royal Bank of Scotland plc (The)	Volatility	225		(23,115)
UBS AG:
	Credit Default Buy Protection	13,850	EUR	1,102,519
	Credit Default Buy Protection	13,180		1,793,674
	Credit Default Sell Protection	22,660	EUR	(48,062)
	Credit Default Sell Protection	17,565		(4,245,207)

				(1,397,076)

		Total Swaps		$29,223,598

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
NOK	Norwegian Krone
NZD	New Zealand Dollar

36	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

As of December 31, 2012, the Fund had entered into the following written swaption contracts:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
iTraxx Europe Series 18 Version 1
Barclays Bank plc	Credit Default Index Option; Swap Terms: Paid: Protection on iTraxx Europe Series 18 Version 1; Received: 1%; Termination Date: 12/20/17	Index Credit Default Swap; Pay Floating	135,000	EUR	1/17/13	$1,237,575	$(845,995)	$391,580
Six-Month AUD BBR BBSW:
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 3.80%; Received: Six-Month AUD BBR BBSW; Termination Date: 2/7/23	Interest Rate Swap; Pay Fixed	77,890	AUD	2/7/13	1,158,327	(777,761)	380,566

	Total where Fund pays a fixed rate					1,158,327	(777,761)	380,566
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month AUD BBR BBSW; Received: 3.88%; Termination Date: 1/25/23	Interest Rate Swap; Pay Floating	43,965	AUD	1/25/13	545,387	(198,761)	346,626

	Total where Fund pays a floating rate					545,387	(198,761)	346,626

					Total	1,703,714	(976,522)	727,192
Six-Month EUR EURIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.86%; Received: Six-Month EUR EURIBOR; Termination Date: 4/18/23	Interest Rate Swap; Pay Fixed	78,450	EUR	4/19/13	1,128,128	(1,932,039)	(803,911)

37	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.96%; Received: Six-Month EUR EURIBOR; Termination Date: 12/14/32	Interest Rate Swap; Pay Fixed	116,000	EUR	2/13/22	9,880,493	(9,942,067)	(61,574)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.91%; Received: Six-Month EUR EURIBOR; Termination Date: 4/19/23	Interest Rate Swap; Pay Fixed	130,750	EUR	4/18/13	1,818,641	(3,689,489)	(1,870,848)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.919% ; Received: Six-Month EUR EURIBOR; Termination Date: 4/19/43	Interest Rate Swap; Pay Fixed	78,450	EUR	4/18/13	3,361,055	(3,849,473)	(488,418)

	Total where Fund pays a fixed rate					16,188,317	(19,413,068)	(3,224,751)
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.62%; Termination Date: 9/23/20	Interest Rate Swap; Pay Floating	440,000	EUR	9/22/15	9,898,843	(5,826,315)	4,072,528

	Total where Fund pays a floating rate					9,898,843	(5,826,315)	4,072,528

					Total	26,087,160	(25,239,383)	847,777
Six-Month GBP BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 1.85%; Received: Six-Month GBP BBA LIBOR; Termination Date: 5/20/23	Interest Rate Swap; Pay Fixed	65,000	GBP	5/3/13	832,933	(930,089)	(97,156)

38	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 3.231%; Received: Six-Month GBP BBA LIBOR; Termination Date: 2/14/43	Interest Rate Swap; Pay Fixed	22,675	GBP	2/15/13	2,249,186	(2,015,691)	233,495

	Total where Fund pays a fixed rate					3,082,119	(2,945,780)	136,339
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 3.05%; Termination Date: 3/27/43	Interest Rate Swap; Pay Floating	48,000	GBP	3/28/13	1,623,345	(1,569,309)	54,036
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.055%; Termination Date: 12/4/20	Interest Rate Swap; Pay Floating	166,905	GBP	12/7/15	6,294,832	(5,836,269)	458,563

	Total where Fund pays a floating rate					7,918,177	(7,405,578)	512,599

					Total	11,000,296	(10,351,358)	648,938
Three-Month CAD BA CDOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.1025%; Termination Date: 1/16/23	Interest Rate Swap; Pay Floating	110,445	CAD	1/17/13	2,296,742	(1,453,813)	842,929
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 1.7925%; Termination Date: 12/15/16	Interest Rate Swap; Pay Floating	200,000	CAD	12/16/14	1,338,132	(857,167)	480,965

						3,634,874	(2,310,980)	1,323,894

39	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.343%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/5/20	Interest Rate Swap; Pay Fixed	166,100	2/4/13	1,511,510	(962,066)	549,444
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.645%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/6/22	Interest Rate Swap; Pay Fixed	100,000	12/5/17	3,542,500	(2,924,555)	617,945

	Total where Fund pays a fixed rate				5,054,010	(3,886,621)	1,167,389
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.50%; Termination Date: 9/3/23	Interest Rate Swap; Pay Floating	106,390	9/3/13	1,755,435	(979,171)	776,264
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.6775%; Termination Date: 12/16/25	Interest Rate Swap; Pay Floating	52,065	12/15/15	2,673,538	(2,756,133)	(82,595)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.25%; Termination Date: 11/24/20	Interest Rate Swap; Pay Floating	129,850	11/23/15	2,668,418	(2,816,317)	(147,899)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.10%; Termination Date: 4/27/22	Interest Rate Swap; Pay Floating	310,270	4/26/17	8,035,993	(7,939,960)	96,033

40	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.935%; Termination Date: 9/30/20	Interest Rate Swap; Pay Floating	104,578	9/29/15	2,677,206	(2,598,495)	78,711
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.165%; Termination Date: 11/9/22	Interest Rate Swap; Pay Floating	250,000	11/8/17	6,725,000	(7,175,219)	(450,219)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.875%; Termination Date: 9/24/20	Interest Rate Swap; Pay Floating	149,545	9/23/13	1,816,972	(1,221,244)	595,728
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three Month USD BBA LIBOR; Received: 2.701%; Termination Date: 11/24/22	Interest Rate Swap; Pay Floating	125,000	11/22/17	4,618,750	(4,705,939)	(87,189)

	Total where Fund pays a floating rate				30,971,312	(30,192,478)	778,834

				Total	36,025,322	(34,079,099)	1,946,223

		Total Written Swaptions			$79,688,941	$(73,803,337)	$5,885,604

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Series 18 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

41	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Notes to Statement of Investments

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$3,343,931

42	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2012 is as follows:

Cost	$70,381,721
Market Value	$8,065,228
Market Value as a % of Net Assets	0.06%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

43	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

44	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a

45	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

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STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$135,648,144	$—	$135,648,144
Foreign Government Obligations	—	8,788,245,435	—	8,788,245,435
Loan Participations	—	15,018,300	—	15,018,300
Corporate Bonds and Notes	—	2,867,377,653	1,050,000	2,868,427,653
Corporate Loans	—	—	5,493,909	5,493,909
Structured Securities	—	396,904,857	73,584,162	470,489,019
Options Purchased	2,109,226	63,544,688	—	65,653,914
Swaptions Purchased	—	65,421,618	—	65,421,618
Investment Company	384,180,632	—	—	384,180,632

Total Investments, at Value	386,289,858	12,332,160,695	80,128,071	12,798,578,624
Other Financial Instruments:
Appreciated swaps, at value	—	25,661,977	—	25,661,977
Depreciated swaps, at value	—	20,676,369	—	20,676,369
Futures margins	396,823	—	—	396,823
Foreign currency exchange contracts	—	128,554,818	—	128,554,818

Total Assets	$386,686,681	$12,507,053,859	$80,128,071	$12,973,868,611

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$—	$—	$—
Appreciated swaps, at value	—	(10,494,918)	—	(10,494,918)
Depreciated swaps, at value	—	(6,619,830)	—	(6,619,830)
Appreciated options written, at value	(241,813)	(7,179,040)	—	(7,420,853)
Depreciated options written, at value	(698,938)	(12,663,545)		(13,362,483)
Appreciated swaptions written, at value	—	(36,006,572)	—	(36,006,572)
Depreciated swaptions written, at value	—	(37,796,765)	—	(37,796,765)
Futures margins	(1,460,962)	—	—	(1,460,962)
Foreign currency exchange contracts	—	(94,539,957)	—	(94,539,957)

Total Liabilities	$(2,401,713)	$(205,300,627)	$—	$(207,702,340)

47	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Structured Securities	$(36,068,653)	$36,068,653

Total Assets	$(36,068,653)	$36,068,653

*	Transferred from Level 2 to Level 3 because of the lack of observable market data.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

48	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

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STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $309,827,761, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $131,204,805 as of December 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of December 31, 2012 the Fund has required certain counterparties to post collateral of $104,142,025.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the

50	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $20,875,929 for which the Fund has posted collateral of $23,748,005. If a contingent feature would have been triggered as of December 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

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STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $5,249,835,573 and $9,607,160,140, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the

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STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the period ended December 31, 2012, the Fund had an ending monthly average market value of $27,455,895 and $1,451,784,885 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

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STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended December 31, 2012, the Fund had an ending monthly average market value of $31,751,530 and $46,828,694 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

54	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended December 31, 2012, the Fund had an ending monthly average market value of $9,874,456 and $19,623,776 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended December 31, 2012 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums
Options outstanding as of September 28, 2012	120,025,259,722	$21,469,321	145,504,820,854	$34,561,577

Options written	180,170,400,602	24,377,116	189,824,191,597	46,117,241
Options closed or expired	(280,931,514,402)	(39,057,562)	(260,908,395,052)	(54,687,337)

Options outstanding as of December 31, 2012	19,264,145,922	$6,788,875	74,420,617,399	$25,991,481

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments

55	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

56	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended December 31, 2012, the Fund had ending monthly average notional amounts of $321,258,323 and $114,183,498 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended December 31, 2012, the Fund had ending monthly average notional amounts of $751,974,760 and $1,146,488,895 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

57	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended December 31, 2012, the Fund had ending monthly average notional amounts of $189,183 and $837,843 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

58	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating

59	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and/or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

During the period ended December 31, 2012, the Fund had an ending monthly average market value of $70,297,010 and $68,519,840 on purchased and written swaptions, respectively.

Written swaption activity for the period ended December 31, 2012 was as follows:

	Call Swaptions
	Notional	Amount of
	Amount	Premiums
Swaptions outstanding as of September 28, 2012	4,463,288,346	$93,319,898
Swaptions written	3,888,560,000	70,398,828
Swaptions closed or expired	(4,677,805,000)	(80,744,608)
Swaptions exercised	(466,715,000)	(3,285,177)

Swaptions outstanding as of December 31, 2012	3,207,328,346	$79,688,941

60	Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Restricted Securities

As of December 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$12,289,461,337
Federal tax cost of other investments	(1,503,508,199)

Total federal tax cost	$10,785,953,138

Gross unrealized appreciation	$913,840,727
Gross unrealized depreciation	(385,095,918)

Net unrealized appreciation	$528,744,809

61	Oppenheimer International Bond Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/11/2013